SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	June 20, 2002

HEI, INC.
(Exact Name of Registrant as Specified in Its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-10078	41-0944876

(Commission File Number)	(IRS Employer Identification No.)

6385 Old Shady Oak Road, Suite 280 Eden Prairie Minnesota	55344

(Address of Principal Executive Offices)	(Zip Code)

952-443-2500
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
INDEX TO EXHIBITS
Press Release
Analyst Presentation Materials

Item 5.	Other Events.

     On June 20, 2002, HEI, Inc. issued a press release regarding third quarter fiscal year 2002 results. A copy of the press release is filed as Exhibit 99.1 hereto.

     On June 20, 2002, HEI, Inc. management is meeting with analysts to discuss various aspects of HEI's business. A copy of the presentation materials being used at this meeting is filed as Exhibit 99.2 hereto.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release, dated June 20, 2002.
99.2	Analyst Presentation Materials, dated June 20, 2002.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED, this 20th day of June, 2002.

HEI, Inc. By: /s/ Anthony J. Fant Anthony J. Fant Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated June 20, 2002.
99.2	Analyst Presentation Materials, dated June 20, 2002.

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